SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2004


                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)


             Nevada                  001-14217               88-0322261
             ------                  ---------               ----------
  (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)

600 Century Plaza Drive, Suite 140, Houston, Texas           77073-6033
--------------------------------------------------           ----------
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code 281-821-3200


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure

On December 15, 2003, ENGlobal Corporation sold assets of its manufacturing segment, which had been owned by the Company's wholly-owned subsidiary, Thermaire, Inc. d/b/a Thermal Corporation ("Thermaire"). Accordingly, ENGlobal no longer operates a manufacturing segment. Due to the sale of Thermaire, Note 20 to the Company's financial statements, as filed in its Annual Report on Form 10-K for the year ended December 31, 2003, restated financial information for the Company's 2003 quarterly and annual periods to reflect the discontinued operations separate from continuing operations. As indicated in Note 20, this quarterly data did not agree to previously filed financial statements.

The attached financial statements reflect the divestiture of the manufacturing segment and provide a more thorough breakdown of the Company's revenues, gross profit, percentage of sales, income from continuing operations, net income and earnings per share information for the past five years. Previously reported amounts will not agree to the amounts presented except net income. The Company is filing this Current Report on Form 8-K in order to be in a position to respond to a request for this information from an analyst.

The selected financial data should be read in conjunction with the Company's financial statements and the notes thereto included in Part IV, Item 15, and
Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and other financial information.

In accordance with General Instructions B.2. to Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENGlobal Corporation


Date: June 30, 2004                     /s/ Natalie S. Hairston
-------------------                     -----------------------
                                        Natalie S. Hairston, Investor Relations
                                        Officer, Chief Governance Officer and
                                        Corporate Secretary

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

ENGlobal Corporations and Subsidiaries
  Consolidated Statement of Income
                                               For the quarters ended - 2002                   For the quarters ended - 2003
                                        March       June      September    December     March       June      September    December
                                       --------------------------------------------    --------------------------------------------
                                                                 (in thousands, except per share amounts)
Operating Revenues:
  Engineering                          $ 17,874    $ 18,625    $ 19,440    $ 19,032    $ 18,315    $ 25,257    $ 32,376    $ 32,432
  Systems                                 2,287       3,441       3,130       5,293       4,691       4,015       3,059       3,574
                                       --------    --------    --------    --------    --------    --------    --------    --------
    Total Revenues                       20,161      22,066      22,570      24,325      23,006      29,272      35,435      36,006

Direct Costs:
  Engineering                            15,278      15,535      16,369      15,694      15,192      21,475      28,435      28,477
  Systems                                 1,795       2,788       3,101       4,156       3,887       3,574       2,659       3,047
                                       --------    --------    --------    --------    --------    --------    --------    --------
    Total Direct Costs                   17,073      18,323      19,470      19,850      19,079      25,049      31,094      31,524
                                       --------    --------    --------    --------    --------    --------    --------    --------

Gross Profit                              3,088       3,743       3,100       4,475       3,927       4,223       4,341       4,482

Selling, General and Administrative
 Expenses
  Amortization & depreciation expense       196         163         172         183         214         164         217         230
  Other expenses                          2,280       2,543       1,966       3,129       2,667       2,953       2,933       3,061
                                       --------    --------    --------    --------    --------    --------    --------    --------

Net Operating Income                        612       1,037         962       1,163       1,046       1,106       1,191       1,191

  Interest expense                         (217)       (197)       (225)       (182)       (198)       (209)       (204)       (173)
  Other Income and expenses                 117          21          (2)          6         (39)         (5)       (316)          5
                                       --------    --------    --------    --------    --------    --------    --------    --------

Income From Continuing Operations
  Before Provisions For Income Taxes        512         861         735         987         809         892         671       1,023

Provision for Income Taxes                  205         372         247         373         295         329         277         209
                                       --------    --------    --------    --------    --------    --------    --------    --------

Income From Continuing Operations      $    307    $    489    $    488    $    614    $    514    $    563    $    394    $    814
Loss From Discontinued Operations
  Income (loss) from operations of
    discontinued segment, net of tax        (41)         10         (26)        (89)         (6)        (29)        (12)       (108)
  Gain from sale of discontinued
    segment, net of tax                    --          --          --          --          --          --          --            27
                                       --------    --------    --------    --------    --------    --------    --------    --------

Net Income                             $    266    $    499    $    462    $    525    $    508    $    534    $    382    $    733

Preferred Dividends                          50          55          52          52          52          52          27        --
                                       --------    --------    --------    --------    --------    --------    --------    --------

Net Income Available for Common Stock  $    216    $    444    $    410    $    473    $    456    $    482    $    355    $    733

Earnings per share-basic
  Income form continuing operations       0.011       0.020       0.019       0.023       0.020       0.022       0.016       0.034
  Loss from continuing operations        (0.002)       --        (0.001)     (0.003)       --        (0.001)     (0.001)     (0.003)
  Net income                              0.009       0.020      (0.018)      0.020       0.020       0.021       0.015       0.031

Earnings per share-diluted
  Income form continuing operations       0.011       0.020       0.019       0.023       0.020       0.022       0.016       0.033
  Loss from continuing operations        (0.002)       --        (0.001)     (0.003)       --        (0.001)     (0.001)     (0.003)
  Net income                              0.009       0.020      (0.018)      0.020       0.020       0.021       0.015       0.030

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